Exhibit 10.3

AGREEMENT OF LEASE, made this 9 day of June 2011 by and between 60 CUTTER MILL ROAD PROPERTY CORP., a New York corporation with offices located at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021, (“Landlord”), and MANHATTAN BRIDGE CAPITAL, INC. with offices at 192 Lexington Avenue, Suite 504, New York, New York 10016 (“Tenant”),

WITNESSETH:

Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Suite 205 (as delineated on Exhibit A attached hereto) (“Demised Premises”) in the building (“Building”) known as 60 Cutter Mill Road, Village of Great Neck Plaza, Town of North Hempstead, County of Nassau, Great Neck, New York 11021 for a term to commence on the date hereof and to expire on the final day of the second month of the Sixth Lease Year (as hereinafter defined), at a basic rental rate set forth in Paragraph 3 hereof.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

1. DEFINITIONS. These terms shall have the following meanings in this lease:

(a) “Basic Rent” shall mean the rent at the rental rate or rates provided for in Paragraph 3 of this lease and shall apply to Basic Rent on an annual basis or on a monthly basis as is applicable.

(b) “Additional Rent” shall mean all sums of money, other than Basic Rent, as shall become due and payable from Tenant to Landlord hereunder, and Landlord shall have the same remedies for a default in payment of Additional Rent as for a default in payment of Basic Rent.

(c) “Rents” shall mean Basic Annual Rent and Additional Rent hereunder.

(d) “Rent Commencement Date” shall be that date five (5) days after the date upon which Landlord notifies Tenant Landlord’s Work (as defined in Subparagraph 2(b) hereof) is substantially completed and Tenant is provided access and keys to the Demised Premises with undisturbed use and occupancy. If the Rent Commencement Date is the first day of a calendar month, then the Rent Commencement Date shall also be the Anniversary Date. If the Rent Commencement Date is not the first day of a calendar month, the Anniversary Date shall be the first day of the calendar month immediately following the Rent. Commencement Date. “Lease Year” shall mean any 12-month period beginning on the Anniversary Date or an anniversary of the Anniversary Date. The Lease Year beginning on the Anniversary Date shall be the First Lease Year, the Lease Year beginning on the first anniversary of the Anniversary Date shall be the Second Lease Year, and so forth. Landlord’s notice to Tenant of the substantial completion of Landlord’s Work shall include the actual dates of the Rent Commencement Date, the Anniversary Date, and the Expiration Date, and Tenant shall execute such notice, which shall then be an addendum to this lease. Tenant’s failure to execute such notice shall in no way affect the Rent Commencement Date, Anniversary Date or Expiration Date.

(e) “Term” shall mean the term for which the Demised Premises are hereby leased.

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(f) “Landlord” means a landlord or lessor, and as used in this lease means only the Landlord, or the mortgagee in possession, for the time being of the Land and Building, so that in the event of any sale or sales of the Land and Building, or in the event of a lease of the Building, or of the Land and Building, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the Building, or of the Land and Building, that the purchaser or the lessee, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

(g) “Tenant” shall mean tenant herein named or any assignee or other successor in interest (immediate or remote) of tenant herein named when tenant herein named or such assignee or other successor in interest, as the case may be, is in possession of the Demised Premises as owner of the Tenant’s estate and interest granted by this lease, and also if Tenant is not an individual or corporation, all of the individuals, firms and/or corporations or other entities comprising Tenant. Tenant’s obligation hereunder shall be construed in every instance as conditions as well as covenants.

(h) “Land” shall mean that certain parcel of land located at 60 Cutter Mill Road, Great Neck, New York, County of Nassau, and “Building” shall mean the commercial building now or hereafter existing on the Land.

(i) “Business Days” as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Paragraph 31 hereof), Sundays and all days observed by the State of New York or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

(j) All references in this lease to numbered Paragraphs and lettered Exhibits are references to Paragraphs of this lease and Exhibits annexed to (and thereby made part of) this lease, as the case may be, unless expressly otherwise designated in the context.

(k) The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning.

2. OCCUPANCY, LANDLORD’S WORK AND TENANT ALTERATIONS. (a) Tenant shall use and occupy the Demised Premises as general offices, and for no other purpose. Tenant shall not use the Demised Premises or any part thereof for any unlawful business, use or purpose nor any business, use or purpose deemed disreputable or extra-hazardous nor for any purpose in any manner which is in violation of any present or future governmental laws, rules or regulations or which is inconsistent with the purposes or functions of a first-class office building. Tenant shall not use or occupy the Demised Premises in violation of the Certificate of Occupancy issued for the Building. Tenant shall not use or occupy the Demised Premises or do or permit anything to be done thereon in any manner which shall make it impossible for Landlord to carry any insurance required by this lease or any prior lease or which will invalidate or increase the cost of such insurance to Landlord, or which will cause structural injury to the Building, or which would constitute a public or private nuisance, or which will violate any present or future ordinary or extraordinary, foreseen or unforeseen, laws, regulations, ordinances or requirements of the Federal, State or local governments, or of any other governmental public or quasi-public authorities now existing or hereafter created having jurisdiction over Landlord and/or the Demised Premises.

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(b) Attached hereto and made a part hereof as Exhibit B is a plan (the “Plan”) setting forth layouts to complete the Demised Premises in accordance with this lease. Landlord, at its cost and expense shall perform the work set forth in the Plan (“Landlord’s Work”) in accordance with the Plan, provided, however, that Landlord shall have the right to make any changes required by any governmental department or bureau having jurisdiction of the Demised Premises, proved such changes to not diminish or adversely affect Tenant’s use of the Demised Premises. If Tenant shall request any change in the Plan, either relating to scope of work or quality of the installation, same shall be undertaken by Landlord only if: (i) Tenant expressly agrees to such changes in writing, (ii) Landlord expressly agrees to such changes in writing, and (iii) Tenant expressly agrees in writing to pay the additional cost and expenses to be incurred by Landlord in making such changes, plus a fee to Landlord of eight percent (8%) of the additional costs and expenses. Landlord’s Work shall be performed by Landlord only once, it being understood that Landlord’s obligation to perform Landlord’s Work is a single, non-recurring obligation. Not later than three (3) days after the Rent Commencement Date, Landlord’s representative and Tenant’s representative shall jointly examine Landlord’s Work and shall compile a list of any remaining items thereof which Landlord may be obligated to complete (i.e., so- called “punchlist” items), Not later than thirty (30) days after the Rent Commencement Date, Tenant may provide to Landlord an additional punchlist of minor or “touch-up” items in the Demised Premises. The taking of possession of the Demised Premises by Tenant shall be deemed to be Tenant’s acceptance of same, but Landlord shall thereafter diligently proceed to complete said punchlist items. Except for Landlord’s Work, Landlord shall have no obligation to perform any work or repair to prepare the Demised Premises for Tenant’s occupancy. The hard and soft costs to Landlord of Landlord’s Work are referred to herein as “Landlord’s Work Costs.”

(c) Neither Tenant nor its agents or employees shall interfere by act or omission with the commencement or completion of work being done by Landlord and its agents and employees. If Tenant so interferes, Landlord may, at Landlord’s sole discretion, estimate the date upon which the Rent Commencement Date would occur absent such act or omission, and notify Tenant of such date, and if on such notice such date shall be deemed to be the Rent Commencement Date, and Tenant shall be liable for an Landlord shall charge Tenant Basic Rent (as defined below) from and after the Rent Commencement Date.

(d) With Landlord’s prior written consent, Tenant may make, at its own cost and expense, any changes, alterations, decoration, additions or improvements (hereinafter, “Alterations”) in and to the Demised Premises from time to time, provided: (i) said Alterations do not affect the structure or appearance of the Building or the public spaces, common areas or spaces of any other tenants in the Building, or affect utility services or plumbing or electrical lines; (ii) Tenant causes Tenant’s contractors and subcontractors to carry workman’s compensation, general liability, personal and property damage insurance as required by Landlord; and (iii) Tenant obtains all licenses, permits, certificates and government approvals which may be required in connection with any Alterations and submits copies thereof promptly to Landlord prior to commencing any Alterations. All of Landlord’s reasonable, out of pocket costs incurred in connection with the review of plans in connection with the determination as to whether to grant consent to Alterations shall be reimbursed by Tenant, and shall be payable as Additional Rent. Tenant will perform all work in compliance with the provisions of any license, permit, certificate or government approval and upon completion will obtain certificates of final approval thereof and shall deliver copies thereof promptly to Landlord, and will conduct its work in such manner so as to maintain harmonious labor relations and will not unreasonably interfere with the operations of the Building or the tenants of other spaces in the Building. If Tenant shall not discharge any mechanics’ lien filed against the Demised Premises or the Building as a result of Alterations undertaken by Tenant at the Demised Premises within twenty (20) days after it is filed, Landlord may, at its option, bond such lien or pay same in full and Tenant shall within five (5) days of invoice therefor, reimburse Landlord for all Landlord’s costs in connection therewith, any amount so invoiced to be Additional Rent hereunder. Tenant shall give Majestic Property Management Corp. (or another designee of Landlord) the opportunity to bid on all work at the Demised Premises.

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(e) All fixtures, partitions and railings, attached to or built into the Demised Premises by Landlord, which are installed in the Demised Premises shall, upon installation become the property of Landlord, and shall remain upon and be surrendered with the Demised Premises unless Landlord, upon 20 days’ prior to the date fixed for expiration of the term of this lease, elects to relinquish Landlord’s rights thereto and to have them removed by Tenant, in which event, they shall be removed by Tenant prior to the expiration of this lease. All furniture, furnishings and other articles of movable property owned by Tenant and located in the Demised Premises shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the term of this lease; provided -however, if any of the foregoing shall be removed, Tenant shall repair or pay the cost of repairing any damages to the Demised Premises and/or the Building resulting from such removal. Any of the aforesaid furniture, furnishing and other moveable , property which shall remain in the Demised Premises after the expiration or earlier termination of this lease, or after a reasonable period following an earlier termination date, shall be deemed to have been abandoned and may be retained by Landlord as Landlord’s property or may be disposed of in such manner as Landlord sees fit, at Tenant’s sole cost and expense. Landlord has not conveyed to Tenant any rights in or to the outer side of the outside walls of the Building.

3. BASIC RENT. (a) If the Rent Commencement Date is not the Anniversary Date, Tenant shall pay to Landlord Basic Rent at the rate of $94.81 per diem for the period from the Rent Commencement Date through the final day of the calendar month in which the Rent Commencement Date occurs, which Basic Rent shall be due and payable on the Rent Commencement Date.

(b) During the First Lease Year, Tenant shall pay to Landlord Basic Rent at the rate of THIRTY-FOUR THOUSAND ONE HUNDRED THIRTY-TWO DOLLARS ($34,132.00) per annum, payable in advance on the first day of each month in monthly installments of TWO THOUSAND EIGHT HUNDRED FORTY-FOUR AND 33/100 DOLLARS ($2,844.33) without any notice, demand or setoff, except that Basic Rent for the first two months of the First Lease Year shall be abated and Basic Rent for the third month of the First Lease Year shall be payable simultaneously with Tenant’s execution of this lease.

(c) During the Second Lease Year, Tenant shall pay to Landlord Basic Rent at the rate of THIRTY-FOUR THOUSAND NINE HUNDRED EIGHTY- FIVE AND 30/100 DOLLARS ($34,985.30) per annum, payable in advance on the first day of each month in monthly installments of TWO THOUSAND NINE HUNDRED FIFTEEN AND 44/100 DOLLARS ($2,915.44) without any notice, demand or setoff.

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(d) During the Third Lease Year, Tenant shall pay to Landlord Basic Rent at the rate of THIRTY-FIVE THOUSAND EIGHT HUNDRED FIFTY-NINE AND 93/100 DOLLARS ($35,859.93) per annum, payable in advance on the first day of each month in monthly installments of TWO THOUSAND NINE HUNDRED EIGHTY-EIGHT AND 33/100 DOLLARS ($2,988.33) without any notice, demand or setoff.

(e) During the Fourth Lease Year, Tenant shall pay to Landlord Basic Rent at the rate of THIRTY-SIX THOUSAND NINE HUNDRED THIRTY- FIVE AND 73/100 DOLLARS ($36,935.73) per annum, payable in advance on the first day of each month in monthly installments of THREE THOUSAND SEVENTY-SEVEN AND 98/100 DOLLARS ($3,077.98) without any notice, demand or setoff.

(f) During the Fifth Lease Year, Tenant shall pay to Landlord Basic Rent at the rate of THIRTY-EIGHT THOUSAND FORTY-THREE AND 80/100 DOLLARS ($38,043.80) per annum, payable in advance on the first day of each month in monthly installments of THREE THOUSAND ONE HUNDRED SEVENTY AND 32/100 DOLLARS ($3,170.32) without any notice, demand or setoff.

(g) During the Sixth Lease Year (which shall be only two months long), Tenant shall pay to Landlord Basic Rent at the rate of THIRTY-NINE THOUSAND ONE HUNDRED EIGHTY-FIVE AND 11/100 DOLLARS ($39,185.11) per annum, payable in advance on the first day of each month in monthly installments of THREE THOUSAND TWO HUNDRED SIXTY- FIVE AND 43/100 DOLLARS ($3,265.43) without any notice, demand or setoff.

(h) The above increases refer to Basic Annual Rent to which must be added the Additional Rent as set forth in Paragraphs 5 and 6 hereof and elsewhere in this lease.

4. SECURITY. Simultaneously with Tenant’s execution hereof, Tenant shall deposit with Landlord SIX THOUSAND THREE HUNDRED FORTY-EIGHT AND 96/100 DOLLARS ($6,348.96) which shall be held as security under this lease. From time to time during the term of this lease, Tenant shall deposit additional security with Landlord, so that total security held by Landlord shall always be equal to two (2) months’ then-current Basic Rent and Additional Rent for use of electricity. If Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of Basic Rent and Additional Rent, Landlord may, at Landlord’s option, use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Basic Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants, and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the Demised Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord and Tenant shall immediately thereafter restore the security deposit so that Landlord shall at all times hereunder be holding an amount equal to two (2) months’ then-current Basic Rent and Additional Rent for use of electricity as security. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, then the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of possession of the Demised Premises to Landlord in the condition required by this lease. In the event of a sale of the Land and Building, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security, provided successor to Landlord acknowledges receipt of security; and Tenant agrees to look to the new Landlord solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

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5. ELECTRIC CURRENT. (a) Landlord shall furnish electricity, including electricity for air conditioning, to Tenant based on the method of including a charge for the use thereof as Additional Rent as set forth in Subparagraph 5(b) below. Such usage shall include, but not be limited to, electricity for air conditioning of the Demised Premises and a pro rata share of electricity for air conditioning, lighting, and other services used in the common areas of the Building. Landlord. will furnish electricity to Tenant through presently installed electrical facilities for Tenant’s reasonable use of same. Tenant shall make no alterations or additions to the electric systems serving the Building, the electric equipment, and/or appliances without first obtaining written consent from Landlord in each instance. Landlord, its agent or consultant is given the right to make surveys from time to time in the Demised Premises covering the electrical equipment and fixtures and use of current. Landlord shall not in any wise be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electrical service is changed or is no longer available or suitable for Tenant’s requirements. Tenant’s use of electric current shall never exceed the capacity of existing feeders to the Building or the risers or wiring installation. Any riser or risers to supply Tenant’s electrical requirements, upon written request of Tenant, will be installed by Landlord at the sole cost and expense of Tenant, if, in Landlord’s sole judgment, the same are necessary and will not cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers. Landlord will also at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. Landlord reserves the right to terminate the furnishing of electricity at any time upon thirty (30) days written notice to Tenant, in which event Tenant may make applications directly to the utility’ company servicing the’ Building for the Tenant’s entire separate supply of electric current and Landlord shall permit its wires and conduits to the extent available and safely capable to be used for such purpose. Upon the expiration of the aforesaid thirty (30) days written notice to Tenant, Landlord may discontinue furnishing the electric current.

(b) Commencing the Rent Commencement Date, Tenant shall pay Additional Rent for use of electricity at the initial rate of THREE THOUSAND NINE HUNDRED SIXTY-ONE AND 75/100 DOLLARS ($3,961.75) per annum, payable in advance on the first day of each month (in addition to Basic Rent and other charges due under this lease) in installments of THREE HUNDRED THIRTY AND 15/100 DOLLARS ($330.15) per month without any notice, demand or setoff. Additional Rent for use of electricity shall be pro-rated accordingly if the Rent Commencement Date is not the Anniversary Date, and such pro-rated payment, if applicable, shall be payable on the Rent Commencement Date.

(c) Landlord shall in no way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if (i) the supply of electric energy to the Premises is temporarily interrupted or (ii) the quantity or character of electric service is changed or is no longer available or suitable for Tenant’s requirements, except to the extent resulting from Landlord’s willful misconduct or gross negligence.

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(d) All amounts payable by Tenant under this Paragraph are in addition to amounts payable elsewhere in this lease. Such amounts shall be deemed as Additional Rent for the use of the Demised Premises, i.e. space use, and shall not be deemed as a purchase of electricity.

6. REAL ESTATE TAXES. (a) Tenant shall pay as Additional Rent 1.20% (“Tenant’s Proportionate Share”) of all taxes and assessments, general and special, ordinary and extraordinary, and all other impositions of every kind and nature whatsoever, which may be levied, imposed or assessed during the Term against the Demised Premises, the Land and Building and improvements and appurtenances, or any part thereof (hereinafter jointly “Property”), and all taxes and assessments upon any leasehold interests, to the extent that such taxes and assessments exceed the Base Year total as hereinafter defined; provided, however, that with respect to the tax years in which this lease commences or expires the amount of any excess for such tax year payable hereunder shall be pro rated between Landlord and Tenant on the basis of the Commencement Date and the Expiration Date.

(b) “Base Year” shall mean i) for a taxing authority whose tax year is the calendar year, the 2012 calendar year, and ii) for a taxing authority whose tax year is not the calendar year, that taxing authority’s tax year ending during 2012.

(c) If any kind of tax or assessment whatsoever shall be charged against Landlord partially or totally in substitution for real estate taxes and/or assessments, same shall be deemed as a real estate tax for purposes of this section of this lease.

(d) Should any governmental authority having jurisdiction impose a tax and/or assessment (other than franchise tax) upon or against the Rents payable hereunder by Tenant to Landlord, or the occupancy by Tenant, such tax shall be Tenant’s obligation and responsibility, but if paid by Landlord, shall be deemed Additional Rent and reimbursed to Landlord by Tenant within ten (10) days after submission of a bill for same. All costs and expenses of opposing or seeking reduction of real estate taxes or assessments or other taxes referred to in this section shall be deemed as an addition to actual real estate taxes and shall be reimbursed by Tenant to the same extent as if this were an addition to real estate taxes.

(e) Tenant shall pay Tenant’s Proportionate Share of such increase in taxes and assessments to Landlord within twenty (20) days after the submission of a bill for same, provided however, upon written request of Landlord or Landlord’s mortgagee to escrow such increases in taxes, Tenant shall pay Tenant’s Proportionate Share of such increase in taxes and assessments requested to be escrowed in advance on a monthly basis, based on Landlord’s estimate. If the monthly payments made by Tenant shall be less than Tenant’s Proportionate Share of the increase in such taxes and assessments, then Tenant shall pay such deficiency to Landlord within twenty (20) days after written request. If Tenant’s monthly payments shall exceed Tenant’s actual proportionate share of the increase in such taxes and assessments/ then such excess shall be applied against the next payment(s) due pursuant to this Paragraph. Upon Tenant’s request Landlord shall provide Tenant with copies of tax bills which relate to any bill provided by Landlord to Tenant pursuant to this Paragraph.

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(f) Tenant shall pay as aforesaid Tenant’s Proportionate Share of all assessments which may be levied, assessed, charged or imposed upon the Land and Building or any part thereof by reason of any public works or construction, provided that whenever assessments or special assessments may be paid in installments. Landlord shall enter into such agreement or agreements as are permitted by law to secure the right and privilege of paying such assessments or special assessments in installments. In such case, the last such installment paid prior to commencement or termination of this lease shall be pro rated between Landlord and Tenant.

(g) Tenant shall pay all personal property taxes levied on the merchandise, equipment, appliances, fixtures, machinery, inventory, furniture and other personal property and contents and leasehold value of the Demised Premises.

(h) Landlord shall grant Tenant a credit towards Additional Rent for Real Estate Taxes in the amount of Tenant’s Proportionate Share of any real estate tax refund for any period during the term of this lease.

Paragraphs 7 and 8 are intentionally deleted.

9. MAINTENANCE AND REPAIRS. (a) Tenant shall, throughout the term of this lease, take good care of the Demised Premises and the fixtures and appurtenances therein. Tenant shall be responsible for repair of all damage or injury to the Demised Premises or any other part of the Building and the systems and equipment thereof, requiring nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant’s subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment (except by Landlord) done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant, except by Landlord. Tenant shall also repair all non-structural damage to the Building and the Demised Premises caused by the moving of Tenant’s fixtures, furniture and equipment. If structural damage to the Building is caused by or results from carelessness, omission, neglect or improper conduct of Tenant, Tenant’s subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or’ equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant, or is caused by the moving of Tenant’s fixtures, furniture and equipment, then Landlord shall make such structural repairs and Tenant shall promptly reimburse Landlord for such work upon presentment of a bill therefor, such reimbursement to be deemed Additional Rent. Tenant shall promptly make, at Tenant’s expenses, all repairs in and to the Demised Premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Landlord. Any other repairs in or to the Building or the facilities and systems thereof for which Tenant is responsible shall be performed by Landlord at the Tenant’s expense. The foregoing obligations of Tenant shall survive the expiration or earlier termination of this lease. Landlord shall maintain in good working order and repair the exterior and the structural portions of the Building, including the structural portions of the Demised Premises, and the public portions of the Building’s interior and the Building’s plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the Demised Premises. Tenant agrees to give prompt notice of any defective condition in the Demised Premises for which Landlord may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord or others making repairs, alterations, additions or improvements in or to any portion of the Building or the Demised Premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Landlord to comply with the covenants of this or any other provision of this Lease. Tenant agrees that Tenant’s sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Paragraph shall not apply in the case of fire or other casualty which are dealt with in Paragraph 14 hereof.

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(b) Except if required by the neglect or other fault of Landlord, Tenant at its expense, shall replace all scratched, damaged or broken doors or other glass in the Demised Premises and shall be responsible for all maintenance and repair of lighting fixtures and wall and floor coverings in the Demised Premises.

10. WINDOW CLEANING. Tenant will not clean nor require, permit, suffer or allow any window in the Demised Premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

11. REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS. During the term of this lease, Tenant, at Tenant’s sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Demised Premises, whether or not arising out of Tenant’s use or manner of use thereof, (including Tenant’s permitted use) or, with respect to the Building if arising out of Tenant’s use or manner of use of the Demised Premises or the Building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the Demised Premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Landlord to Landlord’s satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney’s fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the Demised Premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the Demised Premises, which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the Demised Premises or the Building, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the Demised Premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the Building, nor use the Demised Premises in a manner which will increase the insurance rate for the Building or any property located therein over that in effect prior to the commencement of Tenant’s occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Landlord by reason of Tenant’s failure to comply with the provisions of this Paragraph and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as Additional Rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or “make-up” of rate for the Building or Demised Premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to the Demised Premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Demised Premises. Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant’s expense, in settings sufficient, in Landlord’s judgement, to absorb and prevent vibration, noise and annoyance.

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12. SUBORDINATION. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such lease or the real property of which Demised Premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no, further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the Demised Premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

13. PROPERTY -’LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY. Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Neither Landlord nor its agents will be liable for any such damage caused by other tenants or persons in, upon or about the Building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the Demised Premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant’s agents, contractors, employees, invitees, or licensees of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant’s agents, contractors, employees, invitees or licensees. Tenant’s liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon written notice from Landlord, will, at Tenant’s expense, resist or defend such action or proceeding by counsel approved by Landlord in writing.

14. DESTRUCTION, FIRE AND OTHER CASUALTY. (a) If the Demised Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth.

(b) If the Demised Premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the Demised Premises which is usable.

(c) If the Demised Premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the Demised Premises shall have been repaired and restored by Landlord, subject to Landlord’s right to elect not to restore the same as hereinafter provided.

(d) If the Demised Premises are rendered wholly unusable (whether or not the Demised Premises are damaged in whole or in part), or if the Building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the Demised Premises without prejudice however, to Landlord’s rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restoration under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord’s control. After any such casualty, Tenant shall cooperate with Landlord’s restoration by removing from the Demised Premises as promptly as reasonably possible, all of Tenant’s movable equipment, furniture, and other property. Tenant’s liability for rent shall resume five (5) days after written notice from Landlord that the Demised Premises are substantially ready for Tenant’s occupancy. Notwithstanding the foregoing, if the Demised Premises are wholly unusable for thirty (30) consecutive days due to casualty, and such casualty is not due to the act or omission of Tenant or an employee, assignee, sub-tenant, or contractor of Tenant, then Tenant may terminate this lease by notice to Landlord, provided Landlord has not commenced the restoration described elsewhere in this paragraph.

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(e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors’ insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Landlord will not carry insurance on Tenant’s furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same.

(f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this Paragraph shall govern and control in lieu thereof.

15. EMINENT DOMAIN. If the whole or any part of the Demised Premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Landlord, Tenant’s entire interest in any such award.

16. ASSIGNMENT, SUBLETTING, OR MORTGAGE OF TENANT’S INTEREST IN LEASE. (a) Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet or suffer or permit the Demised Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

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(b) Notwithstanding sub-paragraph (a) above, Tenant may assign this lease or sub-let the Demised Premises to an affiliate or subsidiary of Tenant without the prior written consent of Landlord, provided (i) the terms of such assignment or sub-letting are set forth in a written instrument executed by Tenant and Tenant’s assignee/sub-tenant; (ii) said written instrument states that the terms of said instrument are wholly subject to this lease, as same may be amended; (iii) in the case of sub-letting, said instrument states that in the event of non-payment of Rents (or any portion thereof) by Tenant, Tenant’s sub-tenant shall pay the amount due to Tenant pursuant to said instrument directly to Landlord upon Landlord’s notice of such non-payment; (iv) the full name and address for service of process is set forth in said instrument; and (v) Tenant delivers a copy of said instrument to Landlord promptly upon execution of same.

(c) Any transfer by operation of law or otherwise, of Tenant’s interest in this lease or of a 50% or greater direct or indirect interest in Tenant (whether stock, partnership interest or otherwise and whether in one or in a series of transactions) shall be deemed an assignment of this lease.

17. ACCESS TO DEMISED PREMISES. Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the Demised Premises in any emergency at any time, and, at other reasonable times upon notice to Tenant (which may not be written notice) and only during business hours, to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the Demised Premises or to any other portion of the Building or which Landlord may elect to perform. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the Demised Premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Landlord may, during the progress of any work in the Demised Premises, take all necessary materials and equipment into the Demised Premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the Demised Premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the Building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If, during an emergency, Tenant is not present to open and permit an entry into the Demised Premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable· care is exercised to safeguard Tenant's property, such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the Demised Premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

18. BANKRUPTCY. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be canceled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises. If this lease shall be assigned in accordance with its terms, the provisions of this Paragraph shall be applicable only to the party then owning Tenant’s interest in this lease.

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(b) In the event of the termination of this lease pursuant to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the Demised Premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the Demised Premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If the Demised Premises or any part thereof be relet by the Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the Demised Premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

19. DEFAULT. (a) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of Basic Rent or Additional Rent; or if any execution or attachment shall be issued against Tenant or any of Tenant’s property whereupon the Demised Premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 365 of Title 11 of the U.S. Code (bankruptcy code) then, in any one or more of such events, upon Landlord serving a written fifteen (15) days’ notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Landlord may serve a written ten (10) days’ notice of cancellation of this lease upon Tenant, and upon the expiration of said ten (10) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such ten (10) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the Demised Premises to Landlord but Tenant shall remain liable as hereinafter provided.

(b) If the notice provided for in (a) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the Basic Rent reserved herein or any item of Additional Rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events (which default shall in such payment shall constitute an Event of Default hereunder), Landlord may without notice dispossess Tenant (and the legal representative of Tenant or other occupant of Demised Premises) by summary proceedings or otherwise. Any reference herein to any specific remedy is not exclusive, and Landlord has all other rights and remedies available at law or equity.

20. REMEDIES OF LANDLORD AND WAIVER OF REDEMPTION. In case of any such default, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Landlord may re-let the Demised Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord’s option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant’s covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Demised Premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the Demised Premises or any part or parts thereof shall not release or affect Tenant’s liability for damages. In computing such damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys’ fees, brokerage, advertising and for keeping the Demised Premises in good order or for preparing the same for re-letting. Any such damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency of any subsequent month by a similar proceeding. Landlord, in putting the Demised Premises in good order or preparing the same for re-rental may, at Landlord’s option, make such alterations, repairs, replacements, and/or decorations in the Demised Premises as Landlord, in Landlord’s sole judgment, considers advisable and necessary for the purpose of re-letting the Demised Premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Demised Premises, or in the event that the Demised Premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity, all of which are expressly reserved to Landlord. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of Demised Premises by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise. Landlord shall make commercially reasonable efforts to mitigate its damages in such event.

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21. FEES AND EXPENSES. (a) If Tenant shall default in the observance or performance of any term or covenant on Tenant’s part to be observed or performed under or by virtue of any of the terms or provisions in any paragraph of this lease, then, unless otherwise provided elsewhere in this lease, Landlord may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Landlord, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney’s fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Landlord for such sums so paid or obligations incurred with interest and costs, provided same are reasonable. The foregoing expenses incurred by reason of Tenant’s default shall be deemed to be Additional Rent hereunder and shall be paid by Tenant to Landlord within fifteen (15) days of rendition of any bill or statement to Tenant therefor. If Tenant’s lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Landlord as damages.

(b) If Tenant shall fail to make payment of any installment of Rents within ten (10) days after the date when such payment is due, Tenant shall pay to Landlord, in addition to such installment of Rent, as a late charge and as Additional Rent, a sum equal to six (6%) percent per annum above the then current prime rate charged by JP Morgan Chase, or its successor computed from the date such payment was due to and including the date of payment.

(c) If any check, or voucher payment made by Tenant to the Landlord in payment of Rents is returned by the financial institution to the Landlord marked “insufficient funds”, “uncollected funds” or if the Landlord is debited by its bank as a result of a “bad” check previously delivered to Landlord by Tenant in payment of Rents, then a bookkeeping or administrative charge in the amount of SEVENTY FIVE DOLLARS ($75.00) shall become due and payable by Tenant to Landlord as Additional Rent.

(d) If Landlord utilizes the services of in-house counsel or of an attorney which Landlord has on an annual retainer, then Landlord and Tenant agree that an hourly rate of ONE HUNDRED FIFTY DOLLARS ($150.00) per hour shall be deemed the reasonable costs of any such legal services employed by Landlord to enforce any of the terms, conditions and covenants of this lease, including but not limited to’ the payment of Rents.

22. BUILDING ALTERATIONS AND MANAGEMENT. Landlord shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord or other Tenants making any repairs in the Building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Landlord by reason of Landlord’s imposition of such controls of the manner of access to the Building by Tenant’s social or business visitors as the Landlord may deem necessary for the security of the Building and its occupants.

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23. NO REPRESENTATIONS BY LANDLORD. Neither Landlord nor Landlord’s agents have made any representations or promises with respect to the physical condition of the Building, the Land or Demised Premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the Demised Premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the Building and the Demised Premises and is thoroughly acquainted with their condition and agrees to take the same “as is” and acknowledges that the taking of possession of the Demised Premises by Tenant shall be conclusive evidence that the Demised Premises and the Building were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this lease, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

24. END OF TERM. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the Demised Premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

25. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying the Basic Rent and Additional Rent and observing and performing all the terms, covenants and conditions, on Tenant’s part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises, subject, nevertheless, to the terms and conditions of this lease and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

26. FAILURE TO GIVE POSSESSION. If Landlord is unable to give possession of the Demised Premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, under tenant or occupants, or if Landlord’s work pursuant to paragraph 2 has not been substantially completed on the Commencement Date because of a holding over or retention of possession of any tenant, under tenant or occupant or due to force majeure, or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Landlord’s inability to obtain possession) until after Landlord shall have given Tenant written notice that the Demised Premises are ready for Tenant’s occupancy. If permission is given to Tenant to enter into the possession of the Demised Premises or to occupy premises other than the Demised Premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay Rents. The provisions of this Paragraph are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law.

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27. NO WAIVER. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of Rents with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Landlord or Landlord’s agents during the term hereby demised shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord’s agent shall have any power to accept the keys to the Demised Premises prior to termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the Demised Premises.

28. WAIVER OF TRIAL BY JURY. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counter-claim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant’s use of or occupancy of the Demised Premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the Demised Premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, except for counterclaims which would otherwise be waived if not raised.

29. INABILITY TO PERFORM. This Lease and the obligation of Tenant to pay Rents hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations, or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

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30. BILLS AND NOTICES. Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail or by nationally recognized overnight delivery service addressed to Tenant at the Building or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the Demised Premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice.

31. LANDLORD’S SERVICES. As long as Tenant is not in default under any of the covenants of this lease, Landlord shall provide: (a) necessary elevator facilities 24 hours a day on business days and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the Demised Premises when and as required by law, on business days from 8 a.m. to 8 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Landlord shall be the sole judge), Landlord may install a water meter at Tenant’s expense which Tenant shall thereafter maintain at Tenant’s expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered;(d) cleaning service for the Demised Premises on Business Days at Landlord’s expense provided that the same are kept in order by Tenant. If, however, the Demised Premises are to be kept clean by Tenant, it shall be done at Tenant’s sole expense, in a manner satisfactory to Landlord and no one other than persons approved by Landlord shall be permitted to enter the Demised Premises or the Building for such purpose. Tenant shall pay Landlord the cost of removal of any of Tenant’s extraordinary refuse and rubbish from the Building; (e) if the Demised Premises is serviced by Landlord’s air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on Business Days from 8 a.m. to 6 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air-conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, Landlord will furnish such service as shall be ordered by Tenant, upon notice given not later than 1 p.m. on Monday through Friday or 1 p.m. of the preceding business day for a Saturday, Sunday or holiday when such heating or air-conditioning is so required. Such notice shall be in writing and shall be given either to the building office or to the building superintendent manager, and not mailed as provided in Paragraph 31. Landlord reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Landlord for as long as may be reasonably required by reason thereof.

32. TENANT’S COMPLIANCE WITH LANDLORD’S FIRE & CASUALTY INSURANCE. Tenant shall, at Tenant’s expense, comply with all insurance company requirements pertaining to the use of the Demised Premises. If Tenant’s conduct or use of the Demised Premises causes any increase in the premium for any insurance policies carried by Landlord, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant’s expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

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33. TENANT’S INSURANCE. Tenant shall maintain the following coverage in the following amounts:

Commercial General Liability covering the insured against claims of Bodily Injury, Personal Injury and Property Damage arising out of Tenant’s operations, assumed liabilities or use of the Demised Premises, including the performance by Tenant of the indemnity agreements set forth in this lease, for limits of liability not less than Bodily Injury and Property Damage Liability $1,000,000 Each Occurrence and $2,000,000 Annual Aggregate. Liability policies obtained should be extended to include Contractual Liability, Personal Advertising Injury, Products/Completed Operations, Host or Full Liquor Liability, Fire Legal Liability and Premises Medical Expenses, as applicable.

Property Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant’s property on the Demised Premises installed by, for, or at the expense of Tenant, and (ii) all other improvements, alterations and additions to the Demised Premises. Such insurance shall be written on an “all risks” of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

Worker’s Compensation/Employer’s Liability Insurance. If the nature of Tenant’s use of the Demised Premises requires that any or all of its employees be provided coverage under State Worker’s Compensation Insurance of similar statutes, Tenant shall keep in force Worker’s Compensation Insurance or similar statutory coverage containing statutorily prescribed limits and Employer’s Liability with limits of at least $1,000,000 Bodily Injury by Accident for Each Accident, $1,000,000 Bodily Injury by Disease for Each Person and $1,000,000 Bodily Injury by Disease policy limit.

Form of Policies. The minimum limits of policies of insurance required of Tenant shall in no event limit the liability of Tenant under this lease. Provided it is commercially reasonable and available, such insurance shall (i) name Landlord and any other party it so specifies as an additional insured, (ii) specifically cover the liability assumed by Tenant under this lease, including, but not limited to, Tenant’s obligations under this lease (iii) be issued by an insurance company having a rating of not less than AXII in Best’s Key Rating Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of New York, (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is not excess and is noncontributing with any insurance requirement of Tenant, (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) day’s prior written notice shall have been given to Landlord and any mortgagee of Landlord, and (iv) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Commencement Date and at least thirty (30) days before the Expiration Date.

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34. HAZARDOUS MATERIALS.

(a) Definition. As used in this lease, the term “Hazardous Materials” means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of “hazardous substances”, “hazardous wastes”, infectious wastes”, “hazardous materials” or “toxic substances” now or subsequently regulated under any federal, state or local laws, regulations or ordinances including, without limitation, oil petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds, and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

(b) General Prohibition. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated, discharged, released, spilled or disposed of on, in, under or about the Property by Tenant or by its affiliates, agents, employees, contractors, sublessees, assignees or invitees. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and order or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages), expenses (including, without limitation, attorneys’ consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities pr losses arising from a breach of this prohibition by Tenant or its affiliates, agents, employees, contractors, sublessees, assignees or invitees.

(c) Notice. In the event that Hazardous Materials are discovered upon, in, or under the Property, and any governmental agency or entity having jurisdiction over the Property requires the removal of such Hazardous Materials, Tenant shall be responsible for all costs of removing those Hazardous Materials arising out of or related to the use or occupancy of the Property by Tenant or its affiliates, agents, employees, contractors, sublessees, assignees or invitees but not those of its predecessors. Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the’ Demised Premises or the Property without first notifying Landlord of Tenant’s intention to do so and affording Landlord the opportunity to protect Landlord’s interest with respect thereto. If Landlord takes any remedial action as a result of Tenant’s actions (or those of Tenant’s affiliates, agents, employees, contractors, sublessees, assignees or invitees) or on behalf of Tenant pursuant hereto, the cost and expense of same shall be reimbursed by Tenant to Landlord as Additional Rent. Tenant immediately shall notify Landlord in writing of: (i) any spill, release, discharge or disposal of any Hazardous Material in, on or under the Demised Premises, the Property or any portion thereof, (ii) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated, or threatened (if Tenant has notice thereof) pursuant to any Hazardous Materials Laws; (iii) any claim made or threatened by any person against Tenant, the Demised Premises, or the Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials and; (iv) any reports made to any governmental agency or entity arising out of or in connection with any Hazardous Materials in, on, under or about or removed from the Demised Premises or the Property, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant also shall supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings, or asserted violations relating in any way to the Demised Premises, the Property or Tenant’s use or occupancy thereof.

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(d) Survival. The respective rights and obligations of Landlord and Tenant under this Paragraph shall survive the expiration or earlier termination of this lease.

35. INDEMNIFICATION AND LIABILITY OF LANDLORD. Tenant shall indemnify and save harmless Landlord and its agents against and from (a) any and all claims (i) arising from (x) the conduct of business in or management (other than by Landlord) of the Demised Premises or (y) any work or thing whatsoever done, or any condition created (other than by Landlord) in or about the Demised Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant obtains access to the Demised Premises pursuant to this lease, or (ii) arising from any negligent or otherwise wrongful act or omission of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors, and (b) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding by counsel chosen by Tenant who shall be reasonably satisfactory to Landlord. Tenant or its counsel shall keep Landlord fully apprised at all times of the status of such defense. Counsel for Tenant’s insurer shall be satisfactory to Landlord.

36. RELATIONSHIP OF PARTIES. The relationship of the parties to this lease shall be that of Landlord and Tenant and nothing herein shall be deemed to constitute a relationship of joint venture, partner, or any other relationship other than that of Landlord and Tenant.

37. RENT CONTROL. If the Rents shall not be fully collectible by reason of any federal, state, county or local law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant shall enter into such agreement and take such other steps (without additional expense to Tenant) as Landlord may request and may be legally permissible to permit Landlord to collect the maximum rent which may from time to time during the continuance of such rent restriction be legally permissible (and not in excess of the amounts reserved therefor under this lease). Upon the termination of such legal rent restriction prior to the Expiration Date, (a) the Rents shall become and thereafter be payable hereunder in accordance with the amounts reserved in this lease for the periods following such expiration and (b) Tenant shall pay to Landlord, if legally permissible, an amount equal to the Rents which would have been paid pursuant to this lease but for such legal rent restriction less the Rents paid by Tenant to Landlord during the period(s) such legal rent restriction was in effect.

38. INVALIDITY. If any term or provision of this lease or the application thereof to any person or circumstance shall to any extent, be invalid or unenforceable, then the remainder of this lease shall not be affected thereby, and each term and provision of this lease shall be valid and be enforced to the fullest extent permitted by law, and such invalid or unenforceable provision shall be replaced by a valid and enforceable provision as similar to the original provision as possible.

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39. BROKER. Tenant represents that no broker was involved in its negotiations concerning the Demised Premises except Majestic Property Affiliates, Inc. and Coldwell Banker Commercial NRT. Landlord shall pay the broker’s commission pursuant to a separate agreement between Landlord and Majestic Property Affiliates, Inc. and Coldwell Commercial NRT.

40. ADDITIONAL DAMAGES. If Landlord terminates this lease due to default of Tenant, including but not limited to bankruptcy of Tenant, then Tenant shall nonetheless remain liable for Rents and payment of all future Rents and other payments which would otherwise become due for the balance of the Term had it not been terminated shall become immediately due and payable. Landlord has at all times the right to distrain for Rents due. Landlord has a valid and first lien upon all property of Tenant whether exempt by law or not, as security for the payment of Rents herein reserved, subordinate only to liens granted to finance the initial purchase or installation of fixtures, equipment or inventory.

41. LIABILITY OF LANDLORD. Tenant shall look only to Landlord’s estate and interest in the Land and Building (or the proceeds thereof), any liability insurance available for such purpose, for the satisfaction of Tenant’s remedies for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord under this lease and no other property or other assets of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant’s remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or Tenant’s use and occupancy of the Demised Premises. Without limiting the foregoing, this lease is made on the express condition that it shall be enforceable only against and payable only out of the interest of Landlord in the Land and Building and that neither Landlord nor any officer, director, agent or employee of Landlord assumes or shall be held for any personal liability therefor and that all persons dealing with Landlord pursuant to this agreement shall look only to the aforementioned property interest for payment or performance of any debts, obligations, claims or liabilities.

42. NOTICE TO SUPERIOR LESSORS & MORTGAGEES. If in connection with the procurement, continuation or renewal of any financing for which the Land and/or the Building or the interest of the lessee therein under a superior lease represents collateral in whole or in part, an institutional lender shall request reasonable modifications of this lease as a condition of such financing, then Tenant will not withhold its consent thereto provided that such modifications do not materially increase the obligations of Tenant under this lease or materially and adversely affect any rights of Tenant under this lease. Any change which increases the Rents or costs payable by Tenant shall be deemed to materially affect Tenant’s rights under this lease.

43. NOTICE OF DEFAULT TO MORTGAGEE. Tenant agrees to give any Mortgagee, by Registered Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this lease, then the Mortgagee shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if, within sixty (60) days, any Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default, (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure) in which event this lease shall not be terminated while such remedies are being so diligently pursued.

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44. FINANCIAL INFORMATION. If Landlord requires financial information from Tenant concerning Tenant’s financial condition and/or results of operations with respect to procurement, continuation or renewal of mortgage financing covering the Building, then Tenant will, upon Landlord’s written request, furnish to Landlord or Landlord’s designee any and all financial statements, reports or relevant information as may be reasonably requested by the lending institution. Tenant shall provide said information no more than thirty (30) days after the request therefor is made.

45. PARKING SPACES. Landlord shall provide 2 reserved and 2 non-reserved parking spaces for use of Tenant, its on-site employees and invitees. Such parking spaces are solely for parking noncommercial vehicles used by such parties at the Demised Premises, and may not be used for any other purpose. Reserved spaces may only be used for parking vehicles of employees of Tenant, Overnight or long-term storage of vehicles is not permitted. The parking spaces are not leased to Tenant, and Landlord may revoke its permission for Tenant to use parking spaces upon Tenant’s failure to abide by the terms hereof. Landlord reserves the right to alter its parking plan and assignments, and to make reasonable rules for use of parking areas. Landlord shall not be liable for temporary loss of parking spaces due to causes beyond Landlord’s control, or if repairs or replacements to the Building require parking spaces to be unavailable. Landlord may at any time rescind and void this Paragraph 45 if Landlord elects to alter its parking policy for the Building; Tenant shall not be entitled to any consideration or credit in such event. If Landlord is obligated to pay to any taxing authority any sales tax, assessment or charge arising out of the parking privileges herein provided, then it is agreed that Tenant will, within ten (10) days of presentation of a written bill from Landlord, pay to Landlord its pro rata share thereof; this sentence shall survive the Expiration Date or sooner termination of this lease.

46. CAPTIONS. The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

47. RULES AND REGULATIONS. Tenant and Tenant’s servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the rules and regulations and such other and further reasonable rules and regulations as Landlord or Landlord’s agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional rule or regulation hereafter made or adopted by Landlord or Landlord’s agents, the parties hereto agree to submit the question of the reasonableness of such rule or regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional rule or regulation upon Tenant’s part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the rules and regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

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48. ESTOPPEL CERTIFICATE. Tenant, at any time, and from time to time, upon at least 10 days’ prior notice by Landlord, shall execute, acknowledge and deliver to Landlord, and/or to any other person, firm or corporation specified by Landlord, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the Basic Rent and Additional Rent have been paid, and stating whether or not there exists any default by Landlord under this Lease, and, if so, specifying each such default, and such other information as Landlord and any prospective mortgagor or prospective purchaser may reasonably request.

Paragraph 49 in intentionally deleted.

50. SUBLEASE PROFIT. In the event of any subletting of all or a part of the Demised Premises by Tenant or assignment of Tenant’s interest in this lease (except to an affiliate or subsidiary of Tenant), whether or not such subletting or assignment requires the consent of Landlord, and whether or not Tenant obtains landlord’s consent to such subletting or assignment, Tenant shall pay to Landlord as Additional Rent an amount equal to fifty percent (50%) of the Assignment Profit (as hereinafter defined) or the Sublease Profit (as hereinafter defined) the case may be, as and when collected by Tenant, i.e., if Tenant receives the Assignment Profit or Sublease Profit on a monthly basis, it shall remit Landlord’s portion thereof on a monthly basis, or if Tenant receives the Assignment Profit or Sublease Profit in, advance (on the date of execution or commencement of the sublease or assignment), Tenant shall remit to Landlord its portion thereof when received by Tenant.

“Assignment Profit” shall mean an amount equal to all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale or rental of Tenant’s fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant’s federal income tax returns).

“Sublease Profit” shall mean in any year of the term of this lease (i) any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the Basic Rent and Additional Rent accruing during such year of the term of this lease in respect of the subleased space (at the rate per square foot payable to Tenant hereunder) pursuant to the terms hereof and (ii) all sums paid for the sale or rental of Tenant’s fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant’s federal income tax returns, which net unamortized amount shall be deducted from the sums paid in connection with such sale in equal monthly installments over the balance of the term of the sublease (each such monthly deduction to be in an amount equal to the quotient of the net unamortized amount, divided by the number of months remaining in the term of this lease). The sums payable under this paragraph shall be paid to Landlord as and when paid by the subtenant to Tenant.

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51. HOLDOVER. If Tenant holds over in possession of the Demised Premises after the expiration of the Term without the express written consent of Landlord, then Tenant shall pay to Landlord Basic Rent at a rate 150% of that rate in effect immediately prior to the expiration date of the term, which Basic Rent shall be payable upon the same terms as for Basic Rent set forth above in this lease. Landlord’s acceptance of such Basic Rent as described in the preceding sentence shall not be deemed an extension of the Term.

52. SUCCESSORS AND ASSIGNS. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

53. TERMINATION PAYMENT. If Tenant defaults under any of its obligations under this lease (either by act of commission or omission), and as a result of such default, this lease is terminated as part of an action to regain possession of the Demised Premises, then, in addition to any other Rent or any remedy or right Landlord may be entitled to exercise under law, in equity or pursuant to this lease, Landlord shall also be entitled to receive, and Tenant shall be obligated to pay, a Termination Payment in an amount calculated by multiplying FORTY-FIVE THOUSAND DOLLARS ($45,000.00) by a fraction, the numerator of which is the number of months (or partial months) from the date of such default through the final month of the Sixth Lease Year, and the denominator of which is 62. The Termination Payment shall be collectable as Additional Rent. The provisions of this paragraph shall survive the expiration or earlier termination of this lease.

54. LEASE NOT AN OFFER; LEASE SOLE AGREEMENT. The preparation of this lease by Landlord or the delivery of an unexecuted copy of this lease to Tenant shall not be deemed an offer to lease the Demised Premises. This lease shall only be of force and effect if a fully-executed original of this lease is delivered to Tenant by Landlord, and if this lease is approved by Landlord’s mortgagee. This lease is the sole agreement between Landlord and Tenant pertaining to Tenant’s occupancy of the Demised Premises; any amendment or modification hereof, or other agreement pertaining to Tenant’s occupancy of the Demised Premises shall only be of any force or effect if in writing and executed by Landlord and Tenant.

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

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Exhibit A

Schematic showing location of Demised Premises in Building

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Exhibit A

Schematic showing location of Demised Premises in Building

Majestic

60 CUTTERMILL ROAD GREAT NECK, NEW YORK 11021

2

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GUARANTY

May __ , 2011

As a material inducement for 60 Cutter Mill Road Property Corp, to enter into that certain lease by and between 60 Cutter Mill Road Property Corp, and Manhattan Bridge Capital, Inc. (“Lease”) dated as of the date hereof, the undersigned (“Principal”) covenants, promises and guarantees that Principal shall be liable for and pay Basic Rent, Additional Rent, and all other amounts due under the Lease during the period of the actual occupancy by Tenant (as defined in the Lease) under the Lease. The obligation of Principal shall cease upon (A) Tenant’s actual vacancy and surrender of the Demised Premises (as defined in the Lease) broom clean, (B) the delivery to Landlord of all keys, alarm access codes, etc. for the Demised Premises, (C) the delivery to Landlord of a letter executed by Principal and Tenant stating that the Demised Premises are surrendered and vacant and free of all tenancies or claims of right thereunder, (D) the full payment of all Basic Rent and Additional Rent, and all other amounts due through and including the date items (A) , (B) , and (C) above are completed, and (E) the full payment of the Termination Payment if and to the extent same becomes due and payable pursuant to the terms of Paragraph 53 of the Lease, but for no other damages arising from Tenant’s breach of the Lease after such surrender date. Notwithstanding such vacancy and surrender, Tenant shall continue to be liable under the terms of the Lease for breach hereof and no acceptance by Landlord of any surrender or vacancy shall be deemed to modify, release, satisfy or otherwise relieve Tenant of any liability whatsoever under the Lease. All capitalized terms herein shall have the same meaning as in the Lease.

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